Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Text Block]
21.	Income Taxes

(A) Corporate Income Tax (“CIT”)

YOD was incorporated in Nevada and is subject to U.S. federal and state income tax.

CB Cayman was incorporated in Cayman Islands as an exempted company and is not subject to income tax under the current laws of Cayman Islands.

Sinotop Hong Kong was incorporated in HK as a holding company. The statutory income tax rate in HK is 16.5%.

All of the Company’s income is generated in the PRC. WFOE, YOD WFOE, Sinotop Beijing, Zhong Hai Video, Jinan Zhongkuan are PRC entities. The income tax provision of these entities is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in the PRC.

In accordance with the Corporate Income Tax Law of the PRC (“CIT Law”), effective beginning on January 1, 2008, enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC territory are considered PRC resident enterprises and subject to the PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, and among other items, overall management and control over the production and business, personnel, accounting, and properties of an enterprise. If the Company’s non-PRC incorporated entities are deemed PRC tax residents, such entities would be subject to PRC tax under the CIT Law. Since our non-PRC entities have accumulated loss, the application of this tax rule will not result in any PRC tax liability.

The CIT Law imposes a 10% withholding income tax, subject to reduction based on tax treaty where applicable, for dividends distributed by a foreign invested enterprise to its immediate holding company outside China. Under the PRC-HK tax treaty, the withholding tax on dividends is 5% provided that a HK holding company qualifies as a HK tax resident as defined in the tax treaty. No provision has been made for U.S income taxes on the earnings generated by the Company’s foreign subsidiaries since the Company plans to permanently reinvest all such earnings outside the U.S.

The provision for income tax expense (benefit) consists of the following components:

	2012	2011
Income (loss) before tax	$(14,010,720)	$(11,575,515)
Current tax expense (benefit)
United States	$(21,875)	$1,620
PRC/Hong Kong	-
	(21,875)	1,620

Deferred tax (benefit) expense other than the benefit of net operating losses
United States	-	-
PRC/Hong Kong	(272,039)	(196,306)
	(272,039)	(196,306)

Deferred tax (benefit) of net operating losses
United States	-	-
PRC/Hong Kong	(60,380)	(177,546)
	(60,380)	(177,546)

Total income tax benefit	$(354,294)	$(372,232)

A reconciliation of the expected income tax derived by the application of the 34% U.S. corporate income tax rate to the Company's loss before income tax benefit is as follows:

	2012	2011

Net loss before income taxes	$(14,010,720)	$(11,575,515)

Expected income tax benefit at 34%	(4,763,645)	(3,935,675)

Nondeductible expenses	476,336	455,803
Non-taxable gain on deconsolidation of Shandong Media	(25,536)	-
Non-taxable gain on AdNet	-	(563,319)
Non-taxable change in warrant liabilities	(220,083)	-
Non-taxable (gain) loss on contingent consideration	(446,571)	-
Rate-differential on foreign income invested indefinitely	991,928	1,051,386
Increase in valuation allowance	3,718,139	2,578,366
Change in estimates - offset by changes in valuation allowance above	(62,987)	39,587
Removal of deferred tax assets relating to pre-merger NOLs	2,280,194	-
Change in valuation allowance related to pre-merger NOLs	(2,280,194)	-
Other changes in estimates	-	-
Unrecognized tax benefits	(21,875)	1,620

Income tax benefit	$(354,294)	$(372,232)

Deferred income taxes are recognized for future tax consequences attributable to temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and income tax purposes using enacted rates expected to be in effect when such amounts are realized or settled. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows:

	2012	2011
Deferred tax assets

U.S. NOL - pre-stock exchange transaction	$-	$2,280,194
U.S. NOL - subsequent to stock exchange transaction	5,134,195	3,365,208
Foreign NOL	1,929,439	1,045,102
Reserve for returns	-	21,502
Fixed assets cost basis	23,771	9,768
Costs capitalized for tax	10,452	-
Accrued payroll	21,675	8,500
Accrued expenses	557,754	-
Deferred rent	390	-
Expenses prepaid for tax	6,902	-
Allowance for doubtful accounts	-	34,090
Equity method investee	-	4,927
Investment in and advance to cost method investee	33,724	-
Nonqualified options	207,443	9,214
Marketable securities	100,795	100,795
AMT credits	-	17,952
Charitable contribution carryover	757	680
Capital loss carryover	482,898	482,898
Total deferred tax assets	8,510,194	7,380,830

Less: valuation allowance	(8,314,240)	(7,171,877)

Deferred tax liabilities

Basis in equity method investee	(13,256)	-
Intangible assets	(419,773)	(952,004)
Total deferred tax liabilities	(433,029)	(952,004)

Net deferred tax liability	$(237,075)	$(743,051)

As of December 31, 2012, the Company had approximately $15.2 million of the U.S domestic cumulative tax loss carryforwards (which excludes the NOL carryforwards of approximately $1.7 million because of the uncertainty of the position being sustained) and approximately $8.1 million of the foreign cumulative tax loss carryforwards, which may be available to reduce future income tax liabilities in certain jurisdictions. These U.S. and foreign tax loss carryforwards will expire beginning year 2027 through 2032 and year 2013 to year 2017, respectively. The non-recognition of the tax benefits, while reducing the net operating loss carryovers, gives rise to a capital loss carryover of $1,420,289. Utilization of net operating losses may be subject to an annual limitation due to ownership change limitations provided in the Internal Revenue Code and similar state and foreign provisions. This annual limitation may result in the expiration of net operating losses before utilization.

Realization of the Company’s net deferred tax assets is dependent upon the Company’s ability to generate future taxable income in appropriate tax jurisdictions to obtain benefit from the reversal of temporary differences and net operating loss carryforwards. The valuation allowance increased approximately $1.1 million (net of approximately $396,000 valuation allowance eliminated with the deconsolidation of Shandong Media) and approximately $1.5 million during the year ended December 31, 2012 and 2011, respectively. The increase was primarily related to increases in net operating loss carryovers, which the Company does not expect to realize.

(B)	Uncertain Tax Positions

Accounting guidance for recognizing and measuring uncertain tax positions prescribes a threshold condition that a tax position must meet for any of the benefit of uncertain tax position to be recognized in the financial statements. The following is a reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2012 and 2011:

	2012	2011
Balance, beginning of year	$21,875	$20,255
Increase from prior year's tax positions	884	1,620
Reduction resulting from the lapse of the statute of limitations	(22,759)	-
Balance, end of year	$-	$21,875

As of December 31, 2012 and 2011, the Company did not accrue any material interest and penalties.

The Company's United States income tax returns are subject to examination by the Internal Revenue Service for at least 2009 and later years. Because of the uncertainty regarding the filing of tax returns for years before 2007, it is possible that the Company is subject to examination by the IRS for earlier years. All of the Chinese tax returns for the Chinese operating companies are subject to examination by the Chinese tax authorities for all periods from the companies' inceptions in 2007 through 2012 as applicable.